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                            SUPPLEMENT TO PROSPECTUS
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                              SEPARATE ACCOUNT TWO
                                DATED MAY 1, 1998

                                 EXCHANGE OFFER


EXCHANGE OFFER

         In all states except New Hampshire, Maryland, New York, Oregon and the territory of Guam, the contracts described in this Prospectus ("Old Contracts") may be issued in exchange for Venture Combination Fixed And Variable Annuity contracts ("New Contracts") issued by The Manufacturers Life Insurance Company of North America, an affiliate of the issuer of the Old Contracts, The Manufacturers Life Insurance Company of America ("ManAmerica").

         The Company will permit an owner of an outstanding Old Contract to exchange the Old Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange, except a possible market value adjustment as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Old Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "5." below.

         Old Contract owners interested in a possible exchange should carefully review both the New Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. Further, under the Old Contracts, a market value adjustment may apply to any amounts transferred from a fixed investment account in connection with an exchange. (Reference should be made to the discussion of the market value adjustment under "Market Value Adjustment" in this prospectus.) The Company believes that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

                                     * * * *
         THE PRINCIPAL DIFFERENCES BETWEEN THE OLD CONTRACT AND THE NEW CONTRACT ARE AS FOLLOWS:

         1.  NUMBER OF VARIABLE INVESTMENT OPTIONS

         The Old Contract has eight variable investment options whereas the New Contract has thirty five variable investment options.

         2.  FIXED ACCOUNT INVESTMENT OPTIONS

         The Old Contract has a Guaranteed Interest Account as well as Fixed Accounts with guarantee periods ranging from 1 to 10 years whereas the New Contract offers five fixed account investment options: one, three, five and seven year guaranteed investment accounts and a dollar cost averaging fixed investment account. The market value adjustment for the Old Contract Fixed Accounts is different from the market value charge for the New Contract fixed account investment options. The Old Contract adjustment and the New Contract charge both reduce the withdrawal amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may


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differ due to differences in adjustment formulas. The Old Contract adjustment also provides upside potential, increasing the withdrawal value when current interest rates are lower than the fixed account credited rate. The New Contract charge does not provide this upside potential. See "Market Value Adjustment" in the Old Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.

         3.   SURRENDER CHARGES

         The surrender charges under the New Contract are different from the Old Contract. The surrender charges under the Old Contract and the New Contract are as follows:


OLD CONTRACT                                         NEW CONTRACT

Number of Complete          Withdrawal Charge          Number of Complete         Withdrawal Charge
Years Purchase              Percentage                 Years Purchase
Payments In Contract                                   Payments in Contract
0                           8%                         0                          6%
1                           8%                         1                          6%
2                           8%                         2                          5%
3                           6%                         3                          5%
4                           4%                         4                          4%
5                           2%                         5                          3%
6+                          0%                         6                          2%
                                                       7+                         0%

         4. SEPARATE ACCOUNT AND FIXED ACCOUNT EXPENSES; CONTRACT OWNER TRANSACTION EXPENSES

         The New Contract and the Old Contract have different separate account and fixed account annual expenses as well as different contract owner transaction expenses as noted in the chart below:

NEW CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees                        1.25%
Administration fee - asset based                       0.15%
                                                       -----
Total Separate Account Annual Expenses                 1.40%

NEW CONTRACT CONTRACT OWNER TRANSACTION EXPENSES

Annual Administration Fee                               $30*
Dollar Cost Averaging Charge                           none

*The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $100,000.


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OLD CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES


Separate Account Annual Expenses
Mortality and Expense Risk Charge                                                    ANNUAL RATE
         Charged daily as a percentage of average Variable Account Values*              0.80%
         Charged monthly as a percentage of the policy month-start
         Variable and Fixed Account Assets*                                             0.45%
                                                                                        -----
                                                                                        1.25%
Other Separate Account Expenses
         Charge for administration charged daily as a percentage of average
         Variable Account Values                                                        0.20%
                                                                                        -----
Total Separate Account Annual Expenses                                                  1.45%


OLD CONTRACT CONTRACT OWNER TRANSACTION EXPENSES

Record Keeping Charge                       $30**
Dollar Cost Averaging Charge
  (if selected and applicable)              $5***

*A mortality and expense risk charge of 0.80% per annum is deducted daily from separate account assets, and a mortality and expense risk charge of 0.45% per annum is deducted monthly from variable policy values and fixed account values.

**A record-keeping charge of 2% of the policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year. The charge is also deducted upon full surrender of a policy on a date other than the last day of a policy year.

***Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

         5.  MINIMUM DEATH BENEFIT

         Differences Between the Minimum Death Benefit of Old Contract and the New Contract are as follows:

                  Minimum Death Benefit for Old Contract

         Upon the occurrence of the death of the original policyowner, ManAmerica will compare the policy value to the Survivor Benefit Amount (described below) and, if the policy value is lower, ManAmerica will deposit sufficient funds into the Money-Market Variable Account to make the policy value equal the Survivor Benefit Amount. Any funds which ManAmerica deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

         The Survivor Benefit Amount is calculated as follows: (1) when the policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount (withdrawal amounts prior to deduction of charges and any adjustment for applicable market value adjustments) bears to the policy value; (4) in jurisdictions where it is allowed, on every sixth policy anniversary ManAmerica will set the Survivor Benefit Amount to the greater of its current value or the policy value on that policy anniversary, provided the original contract owner is still alive and is not older than age 85.


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         Minimum Death Benefit for New Contracts

         Minimum Death Benefit for New Contracts Issued on or After May 1, 1998 (See below for state applicability)

         In the states of Connecticut, Washington D.C., Florida, Maryland, Massachusetts, Minnesota, Montana, Oregon, Puerto Rico, Texas and Washington (the "Old Death Benefit States"), the death benefit described under "Death Benefit for New Contracts Issued Prior to May 1, 1998" will continue to apply to contracts issued on or after May 1, 1998.

         If any contract owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows: During the first contract year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals. During any subsequent contract year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then. If any contract owner dies on or after his or her 81st birthday, the death benefit will be the greater of (a) contract value or (b) the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments over (ii) the sum of any amounts deducted in connection with partial withdrawals.

                  Death Benefit for New Contracts Issued Prior to May 1, 1998

         The death benefit described below applies to New Contracts issued prior to May 1, 1998 as well as New Contracts issued on or after May 1, 1998 in the Old Death Benefit States.

         CONTRACTS ISSUED PRIOR TO MAY 1, 1998. If any contract owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows: During the first contract year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals. During any subsequent contract year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any contract owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments over (ii) the sum of any amounts deducted in connection with partial withdrawals. If any contract owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, any withdrawal charges applied against the death benefit shall be waived by the Company. be waived by the Company.

         6.  ANNUITY PAYMENTS

         Annuity payments under the Old Contract will be made on a fixed basis only whereas annuity payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

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         7.  ANNUITY VALUE GUARANTEE

         The Old Contract guarantees that, in those jurisdictions where permitted, under certain conditions the policy value available at the annuity commencement date will be the greater of the policy value or an amount reflecting the purchase payment and withdrawals made by the contract owner (the "Annuity Value Guarantee"). The New Contract does not have an Annuity Value Guarantee.

         8.  ANNUITY PURCHASE RATES

         The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Old Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

                                     * * * *
         Contract owners who do not wish to exchange their Old Contracts for the New Contracts may continue to make purchase payments to their Old Contracts. Or, they can keep their Old Contracts and buy a New Contract to which to apply additional purchase payments.

         The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the New Contract prospectuses.


                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1998.

Man.598(1) - Ven 20/21, Ven 22/23


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